Exhibit 10.49
                               SECURITY AGREEMENT

            SECURITY AGREEMENT, dated as of September 30, 2008 (this "Agreement"), among Intraop Medical Corporation, a Nevada corporation (the "Company") and the holder or holders of the Company's 10% Senior Secured Debentures, due December 31, 2008, in the original aggregate principal amount of up to $2,000,000 (the "Debentures") and issued pursuant to that certain Debenture Purchase Agreement (the "Purchase Agreement") of even date herewith between the Company and each signatory hereto, their endorsees, transferees and assigns (collectively referred to as, the "Secured Parties").

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Purchase Agreement and the Debentures, the Secured Parties have severally agreed to extend the loans to the Company evidenced by the Debentures;

            WHEREAS, in order to induce the Secured Parties to extend the loans evidenced by the Debentures, the Company has agreed to execute and deliver to the Secured Parties this Agreement and to grant the Secured Parties, pari passu with each other Secured Party, a perfected security interest in certain property of the Company to secure the prompt payment, performance and discharge in full of all of the Company's obligations under the Debentures.

            NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as "account", "chattel paper", "commercial tort claim", "deposit account", "document", "equipment", "fixtures", "general intangibles", "goods", "instruments", "inventory", "investment property", "letter-of-credit rights", "proceeds" and "supporting obligations") shall have the respective meanings given such terms in Article 9 of the UCC.

                  (a) "Collateral" means the collateral in which the Secured Parties are granted a security interest by this Agreement and which shall include the following personal property of the Company, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith, and all dividends, interest, cash, notes, securities, equity interest or other property at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Securities (as defined below):


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                           (i) All goods, including, without limitation, (A) all
                  machinery,   equipment,  computers,  motor  vehicles,  trucks,
                  tanks,  boats,  ships,  appliances,   furniture,  special  and
                  general tools, fixtures,  test and quality control devices and
                  other   equipment  of  every  kind  and  nature  and  wherever
                  situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful
                  in   connection   with  any  Company's   businesses   and  all
                  improvements thereto; and (B) all inventory;

                           (ii) All Inventory and  Intellectual  Property of the
                  Company;

                           (iii) All contract rights and other general intangibles, including, without limitation, all partnership interests, membership interests, stock or other securities, rights under any of the Organizational Documents, agreements related to the Pledged Securities, licenses, distribution and other agreements, computer software (whether "off-the-shelf", licensed from any third party or developed by the Company), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, and income tax refunds (collectively, the "General Intangibles");

                           (iii) All accounts of the Company including all insurance proceeds, and rights to refunds or indemnification whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;

                           (iv)   All   documents,    letter-of-credit   rights,
                  instruments and chattel paper;

                           (v) All commercial tort claims;

                           (vi) All deposit  accounts  and all cash  (whether or
                  not deposited in such deposit accounts);

                           (vii) All investment property;

                           (viii) All supporting obligations;

                           (ix) All files, records,  books of account,  business
                  papers, and computer programs; and

                           (x) the products and proceeds of all of the foregoing
                  Collateral set forth in clauses (i)-(ix) above.


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                           Without limiting the generality of the foregoing, the
                  "Collateral" shall include the shares of capital stock and the other equity interests listed on Schedule H hereto (as the same may be modified from time to time pursuant to the terms hereof), and any other shares of capital stock and/or other equity interests of any other direct or indirect subsidiary of the Company obtained in the future, and, in each case, all certificates representing such shares and/or equity interests and, in each case, all rights, options, warrants, stock, other securities and/or equity interests that may hereafter be
                  received,   receivable  or   distributed  in  respect  of,  or
                  exchanged for, any of the foregoing (all of the foregoing being referred to herein as the "Pledged Securities") and all rights arising under or in connection with the Pledged Securities, including, but not limited to, all dividends, interest and cash.

                           Notwithstanding  the foregoing,  nothing herein shall
                  be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

                  (b) "Intellectual Property" means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.

                  (c) "Majority in Interest" shall mean, at any time of determination, the majority in interest (based on then-outstanding principal amounts of Debentures at the time of such determination) of the Secured Parties.

                  (d) "Necessary Endorsement" shall mean undated stock powers endorsed in blank or other proper instruments of assignment duly executed and such other instruments or documents as the Agent (as that term is defined below) may reasonably request.

                  (e)  "Obligations"  means  all of the  Company's'  obligations under this Agreement, the Purchase Agreement, the Debentures, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term "Obligations" shall include, without limitation: (i) principal of, and interest on the Debentures and the loans extended pursuant thereto;
         (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Company from time to time under or in connection with this Agreement, the Debentures and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

                  (f) "Organizational Documents" means with respect to the Company, the documents by which the Company was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of the Company (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

                  (g) "UCC" means the Uniform Commercial Code of the State of Nevada and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term "Collateral" will be construed in its broadest sense. Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

         2. Grant of Perfected Security Interest. As an inducement for the Secured Parties to extend the loans as evidenced by the Debentures and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Company hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Parties a continuing and perfected security interest in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral (the "Security Interest").

         3. Delivery of Certain Collateral. Contemporaneously or prior to the execution of this Agreement, the Company shall deliver or cause to be delivered to the Agent (a) any and all certificates and other instruments representing or evidencing the Pledged Securities, and (b) any and all certificates and other instruments or documents representing any of the other Collateral, in each case, together with all Necessary Endorsements. The Company is, contemporaneously with the execution hereof, delivering to Agent, or has previously delivered to Agent, a true and correct copy of each Organizational Document governing any of the Pledged Securities.

         4.  Representations,   Warranties,  Covenants  and  Agreements  of  the
Company. The Company represents and warrants to, and covenants and agrees with, the Secured Parties as follows:

                  (a) The Company has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Company of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. This Agreement has been duly executed by the Company. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

                  (b) The Company has no place of business or offices where its books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto. Except as disclosed on Schedule A, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

                  (c) Except set forth on Schedule B attached hereto, the Company is the sole owner of the Collateral (except for non-exclusive licenses granted by the Company in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and are fully authorized to grant the Security Interest. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Secured Parties pursuant to this Agreement) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, the Company shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement).

                  (d) No written claim has been received that any Collateral or the Company's use of any Collateral violates the rights of any third party. There has been no adverse decision to the Company's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Company's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Company, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

                  (e) The Company shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Parties at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Parties a valid, perfected and continuing perfected lien in the Collateral.

                  (f) This Agreement creates in favor of the Secured Parties a valid, security interest in the Collateral, securing the payment and performance of the Obligations. Upon making the filings described in the immediately following paragraph, all security interests created hereunder in any Collateral which may be perfected by filing Uniform Commercial Code financing statements shall have been duly perfected. Except for the filing of the Uniform Commercial Code financing statements referred to in the immediately following paragraph, the recordation of the Intellectual Property Security Agreement (as defined below) with respect to copyrights and copyright applications in the United States Copyright Office referred to in paragraph (m), the execution and delivery of deposit account control agreements satisfying the requirements of Section 9-104(a)(2) of the UCC with respect to each deposit account of the Company, and the delivery of the certificates and other instruments provided in Section 3, no action is necessary to create, perfect or protect the security interests created hereunder. Without limiting the generality of the foregoing, except for the filing of said financing statements, the recordation of said Intellectual Property Security Agreement, and the execution and delivery of said deposit account control agreements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the Security Interests created hereunder in the Collateral or (iii) the enforcement of the rights of the Secured Parties hereunder.

                  (g) The Company hereby authorizes the Secured Parties, or any of them, to file one or more financing statements under the UCC, with respect to the Security Interest with the proper filing and recording agencies in any jurisdiction deemed proper by them.

                  (h) The execution, delivery and performance of this Agreement by the Company does not (i) violate any of the provisions of any Organizational Documents of the Company or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the Company or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing any Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected. No consent (including, without limitation, from stockholders or creditors of the Company) is required for the Company to enter into and perform its obligations hereunder.

                  (i) The capital stock and other equity interests listed on Schedule H hereto represent all of the capital stock and other equity interests of the subsidiaries of the Company, and represent all capital stock and other equity interests owned, directly or indirectly, by the Company. All of the Pledged Securities are validly issued, fully paid and nonassessable, and the Company is the legal and beneficial owner of the Pledged Securities, free and clear of any lien, security interest or other encumbrance except for the security interests created by this Agreement.

                  (j) The ownership and other equity interests in partnerships and limited liability companies (if any) included in the Collateral (the "Pledged Interests") by their express terms do not provide that they are securities governed by Article 8 of the UCC and are not held in a securities account or by any financial intermediary.

                  (k) Unless the Agent (as defined in Section 18) in its sole discretion, consents in writing to a senior lien, the Company shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected liens and security interests in the Collateral in favor of the Secured Parties until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 11 hereof; provided, however, the Agent (as defined in Section 18), in its sole discretion, consents in writing to a senior lien. The Company hereby agrees to defend the same against the claims of any and all persons and entities. The Company shall safeguard and protect all Collateral for the account of the Secured Parties. At the request of the Secured Parties, the Company will sign and deliver to the Secured Parties at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Secured Parties and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Parties to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Company shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Company shall obtain and furnish to the Secured Parties from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

                  (l) The Company will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for non-exclusive licenses granted by the Company in its ordinary course of business and sales of inventory by the Company in its ordinary course of business) without the prior written consent of a Majority in Interest.

                  (m) The Company shall keep and preserve its equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

                  (n) The Company shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof. The Company shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Agent that (a) the Agent will be named as lender loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Agent and such cancellation or change shall not be effective as to the Agent for at least thirty (30) days after receipt by the Agent of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Agent will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default. If no Event of Default (as defined in the Debentures) exists and if the proceeds arising out of any claim or series of related claims do not exceed $100,000, loss payments in each instance will be applied by the Company to the repair and/or replacement of property with respect to which the loss was incurred to the extent reasonably feasible, and any loss payments or the balance thereof remaining, to the extent not so applied, shall be payable to the Company, provided, however, that payments received by the Company after an Event of Default occurs and is continuing or in excess of $100,000 for any occurrence or series of related occurrences shall be paid to the Agent and, if received by the Company, shall be held in trust for and immediately paid over to the Agent unless otherwise directed in writing by the Agent. Copies of such policies or the related certificates, in each case, naming the Agent as lender loss payee and additional insured shall be delivered to the Agent at least annually and at the time any new policy of insurance is issued.

                  (o) The Company shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Parties promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties' security interest therein.

                  (p) The Company shall promptly execute and deliver to the Secured Parties such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Parties may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral including, without limitation, if applicable, the execution and delivery of a separate security agreement with respect to the Company's Intellectual Property ("Intellectual Property Security Agreement") in which the Secured Parties have been granted a security interest hereunder, substantially in a form acceptable to the Secured Parties, which Intellectual Property Security Agreement, other than as stated therein, shall be subject to all of the terms and conditions hereof.

                  (q) Upon the reasonable request of a Secured Party and during normal business hours, the Company shall permit the Secured Parties and their representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by a Secured Party from time to time.

                  (r) The Company shall take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

                  (s) The Company shall promptly notify the Secured Parties in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Company that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

                  (t) All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of the Company with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

                  (u) The Company shall at all times preserve and keep in full force and effect their respective valid existence and good standing and any rights and franchises material to its business.

                  (v) The Company will not change its name, type of organization, jurisdiction of organization, organizational identification number (if it has one), legal or corporate structure, or identity, or add any new fictitious name unless it provides at least 30 days prior written notice to the Secured Parties of such change and, at the time of such written notification, the Company provides any financing  statements  or fixture  filings  necessary  to  perfect  and continue perfected the perfected security Interest granted and evidenced by this Agreement.

                  (w) The Company shall not consign any of its Inventory or sell any of its Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale without the consent of a Majority in Interest which shall not be unreasonably withheld, except to the extent such consignment or sale does not exceed 15% of the total value of all of the Company's finished goods in Inventory.

                  (x) The Company shall not relocate its chief executive office to a new location without providing 30 days prior written notification thereof to the Secured Parties and so long as, at the time of such written notification, the Company provides any financing statements or fixture filings necessary to perfect and continue perfected the perfected security Interest granted and evidenced by this Agreement.

                  (y) The Company was organized and remains organized solely under the laws of the State of Nevada.

                  (z) (i) The actual name of the Company is the name set forth in the preamble above; (ii) the Company does not have any trade names except as set forth on Schedule E attached hereto; (iii) the Company has not used any name other than that stated in the preamble hereto or as set forth on Schedule E for the preceding five years; and (iv) no entity has merged into the Company or been acquired by the Company within the past five years except as set forth on Schedule E.

                  (aa) At any time and from time to time that any Collateral consists of instruments, certificated securities or other items that require or permit possession by the secured party to perfect the security interest created hereby, the Company shall deliver such Collateral to the Agent.

                  (bb) The Company hereby agrees to comply with any and all orders and instructions of Agent regarding the Pledged Interests consistent with the terms of this Agreement without the further consent of the Company as contemplated by Section 8-106 (or any successor section) of the UCC. Further, the Company agrees that it shall not enter into a similar agreement (or one that would confer "control" within the meaning of Article 8 of the UCC) with any other person or entity.

                  (cc) The Company shall cause all tangible chattel paper constituting Collateral to be delivered to the Agent, or, if such delivery is not possible, then to cause such tangible chattel paper to contain a legend noting that it is subject to the security interest created by this Agreement. To the extent that any Collateral consists of electronic chattel paper, the Company shall cause the underlying chattel paper to be "marked" within the meaning of Section 9-105 of the UCC (or successor section thereto).

                  (dd) If there is any investment property or deposit account included as Collateral that can be perfected by "control" through an account control agreement, the Company shall cause such an account control agreement, in form and substance in each case satisfactory to the Secured Parties, to be entered into and delivered to the Secured Parties.

                  (ee) To the extent that any Collateral consists of letter-of-credit rights, the Company shall cause the issuer of each underlying letter of credit to consent to an assignment of the proceeds thereof to the Secured Parties.

                  (ff) To the extent that any Collateral is in the possession of any third party, the Company shall join with the Secured Parties in notifying such third party of the Secured Parties' security interest in such Collateral and shall use its best efforts to obtain an acknowledgement and agreement from such third party with respect to the Collateral, in form and substance satisfactory to the Secured Parties.

                  (gg) If the Company shall at any time hold or acquire a commercial tort claim, the Company shall promptly notify the Secured Parties in a writing signed by the Company of the particulars thereof and grant to the Secured Parties in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Parties.

                  (hh) The Company shall immediately provide written notice to the Secured Parties of any and all accounts which arise out of contracts with any governmental authority and, to the extent necessary to perfect or continue the perfected status of the Security Interest in such accounts and proceeds thereof, shall execute and deliver to the Secured Parties an assignment of claims for such accounts and cooperate with the Secured Parties in taking any other steps required, in their judgment, under the Federal Assignment of Claims Act or any similar federal, state or local statute or rule to perfect or continue the perfected status of the Security Interest in such accounts and proceeds thereof.

                  (ii) The Company shall vote the Pledged Securities to comply with the covenants and agreements set forth herein and in the Debentures.

                  (jj) The Company shall cause the issuer of any Pledged Securities to register the pledge of the applicable Pledged Securities on the books of such issuer. The Company shall notify each issuer of Pledged Securities to register the pledge of the applicable Pledged Securities in the name of the Secured Parties on the books of such issuer. Further, except with respect to certificated securities delivered to the Agent, the Company shall deliver to Agent an acknowledgement of pledge (which, where appropriate, shall comply with the requirements of the relevant UCC with respect to perfection by registration) signed by the issuer of the applicable Pledged Securities, which acknowledgement shall confirm that: (a) it has registered the pledge on its books and records; and (b) at any time directed by Agent during the continuation of an Event of Default, such issuer will transfer the record ownership of such Pledged Securities into the name of any designee of Agent, will take such steps as may be necessary to effect the transfer, and will comply with all other instructions of Agent regarding such Pledged Securities without the further consent of the Company.

                  (kk) In the event that, upon an occurrence of an Event of Default, Agent shall sell all or any of the Pledged Securities to another party or parties (herein called the "Transferee") or shall purchase or retain all or any of the Pledged Securities, the Company shall, to the extent applicable: (i) deliver to Agent or the Transferee, as the case may be, the articles of incorporation, bylaws, minute books, stock certificate books, corporate seals, deeds, leases, indentures, agreements, evidences of indebtedness, books of account, financial records and all other Organizational Documents and records of the issuer(s) of the Pledged Securities and their direct and indirect subsidiaries; (ii) use its best efforts to obtain resignations of the persons then serving as officers and directors of the issuer(s) of the Pledged Securities and their direct and indirect subsidiaries, if so requested; and (iii) use its best efforts to obtain any approvals that are required by any governmental or regulatory body in order to permit the sale of the Pledged Securities to the Transferee or the purchase or retention of the Pledged Securities by Agent and allow the Transferee or Agent to continue the business of the issuer(s) of the Pledged Securities and their direct and indirect subsidiaries.

                  (ll) Without limiting the generality of the other obligations of the Company hereunder, the Company shall promptly (i) cause to be registered at the United States Copyright Office all of its material copyrights, (ii) cause the security interest contemplated hereby with respect to all Intellectual Property registered at the United States Copyright Office or United States Patent and Trademark Office to be duly recorded at the applicable office, and (iii) give the Agent notice whenever it acquires (whether absolutely or by license) or creates any additional material Intellectual Property.

                  (mm) The Company will from time to time, at the expense of the Company, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Secured Parties may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

                  (nn) Schedule F attached hereto lists all of the patents, patent applications, trademarks, trademark applications, registered copyrights, and domain names owned by the Company as of the date hereof. Schedule F lists all material licenses in favor of the Company for the use of any patents, trademarks, copyrights and domain names as of the date hereof. All material patents and trademarks of the Company have been duly recorded at the United States Patent and Trademark Office and all material copyrights of the Company have been duly recorded at the United States Copyright Office.

                  (oo) Except as set forth on Schedule G attached hereto, none of the account debtors or other persons or entities obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or any similar federal, state or local statute or rule in respect of such Collateral.

         5. Effect of Pledge on Certain Rights. If any of the Collateral subject to this Agreement consists of nonvoting equity or ownership interests (regardless of class, designation, preference or rights) that may be converted into voting equity or ownership interests upon the occurrence of certain events (including, without limitation, upon the transfer of all or any of the other stock or assets of the issuer), it is agreed that the pledge of such equity or ownership interests pursuant to this Agreement or the enforcement of any of Agent's rights hereunder shall not be deemed to be the type of event which would trigger such conversion rights notwithstanding any provisions in the Organizational Documents or agreements to which the Company is subject or to which the Company is party.

         6. Defaults. The following events shall be "Events of Default" under this Agreement:

                  (a) The occurrence of an Event of Default (as defined in the Debentures) under the Debentures;

                  (b) Any representation or warranty of the Company in this Agreement shall prove to have been incorrect in any material respect when made;

                  (c) The failure by the Company to observe or perform any of its obligations hereunder for five (5) days after delivery to the Company of notice of such failure by or on behalf of a Secured Party unless such default is capable of cure but cannot be cured within such time frame and the Company is using best efforts to cure same in a timely fashion; or

                  (d) If any provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by the Company, or a proceeding shall be commenced by the Company, or by any governmental authority having jurisdiction over the Company, seeking to establish the invalidity or unenforceability thereof, or the Company shall deny that it has any liability or obligation purported to be created under this Agreement.

         7. Duty To Hold In Trust.

                  (a) Upon the occurrence of any Event of Default and at any time thereafter, the Company shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interest, whether payable pursuant to the Debentures or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties, pro-rata in proportion to their initial purchases of Debentures for application to the satisfaction of the Obligations (and if any Debenture is not outstanding, pro-rata in proportion to the initial purchases of the remaining Debentures).

                  (b) If the Company  shall become  entitled to receive or shall receive any securities or other property (including, without limitation, shares of Pledged Securities or instruments representing Pledged Securities acquired after the date hereof, or any options, warrants, rights or other similar property or certificates representing a dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of any issuer of the Pledged Securities or any of its direct or indirect subsidiaries) in respect of the Pledged Securities (whether as an addition to, in substitution of, or in exchange for, such Pledged Securities or otherwise), the Company agrees to (i) accept the same as the agent of the Secured Parties; (ii) hold the same in trust on behalf of and for the benefit of the Secured Parties; and (iii) to deliver any and all certificates or instruments evidencing the same to Agent on or before the close of business on the fifth business day following the receipt thereof by the Company, in the exact form received together with the Necessary Endorsements, to be held by Agent subject to the terms of this Agreement as Collateral.

         8. Rights and Remedies Upon Default.

                  (a) Upon the  occurrence  of any Event of  Default  and at any time thereafter, the Secured Parties, acting through any agent appointed by them for such purpose, shall have the right to exercise all of the remedies conferred hereunder and under the Debentures, and the Secured Parties shall have all the rights and remedies of a secured party under the UCC. Without limitation, the Secured Parties shall have the following rights and powers:

                           (i) The Secured  Parties shall have the right to take
                  possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Company shall assemble the Collateral and make it available to the Secured Parties at places which the Secured Parties shall reasonably select, whether at the Company's premises or elsewhere, and make available to the Secured Parties, without rent, all of the Company's premises and facilities for the purpose of the Secured Parties taking possession of, removing or putting the Collateral in saleable or disposable form.

                           (ii) Upon notice to the Company by Agent,  all rights
                  of the Company to exercise the voting and other consensual rights which it would otherwise be entitled to exercise and all rights of the Company to receive the dividends and interest which it would otherwise be authorized to receive and retain, shall cease. Upon such notice, Agent shall have the right to receive any interest, cash dividends or other payments on the Collateral and, at the option of Agent, to exercise in such Agent's discretion all voting rights pertaining thereto. Without limiting the generality of the foregoing, Agent shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as it were the sole and absolute owner thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral or the Company or any of its direct or indirect subsidiaries.

                           (iii) The  Secured  Parties  shall  have the right to
                  operate the business of the Company using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as are commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Company or right of redemption of the Company, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Parties may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Company, which are hereby waived and released.

                           (iv) The  Secured  Parties  shall have the right (but
                  not the obligation) to notify any account debtors and any obligors under instruments or accounts to make payments directly to the Secured Parties and to enforce the Company's rights against such account debtors and obligors.

                           (v) The Secured  Parties  may (but are not  obligated
                  to) direct any financial intermediary or any other person or entity holding any investment property to transfer the same to the Secured Parties or their designee.

                           (vi) The Secured  Parties may (but are not  obligated
                  to) transfer any or all Intellectual Property registered in the name of the Company at the United States Patent and Trademark Office and/or Copyright Office into the name of the Secured Parties or any designee or any purchaser of any Collateral.

                  (b) The Agent may comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Agent may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If the Agent sells any of the Collateral on credit, the Company will only be credited with payments actually made by the purchaser. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

                  (c) For the purpose of enabling the Agent to further exercise rights and remedies under this Section 8 or elsewhere provided by agreement or applicable law, the Company hereby grants to the Agent, for the benefit of the Agent and the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Company) to use, license or sublicense following an Event of Default, any Intellectual Property now owned or hereafter acquired by the Company, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

         9. Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Secured Parties in enforcing their rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations pro rata among the Secured Parties (based on then-outstanding principal amounts of Debentures at the time of any such determination), and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the Company any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Company will be liable for the deficiency, together with interest thereon, at the rate of 10% per annum or the lesser amount permitted by applicable law (the "Default Rate"), and the reasonable fees of any attorneys employed by the Secured Parties to collect such deficiency. To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Secured Parties as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

         10. Securities Law Provision. The Company recognizes that Agent may be limited in its ability to effect a sale to the public of all or part of the Pledged Securities by reason of certain prohibitions in the Securities Act of 1933, as amended, or other federal or state securities laws (collectively, the "Securities Laws"), and may be compelled to resort to one or more sales to a restricted group of purchasers who may be required to agree to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Company agrees that sales so made may be at prices and on terms less favorable than if the Pledged Securities were sold to the public, and that Agent has no obligation to delay the sale of any Pledged Securities for the period of time necessary to register the Pledged Securities for sale to the public under the Securities Laws. The Company shall cooperate with Agent in its attempt to satisfy any requirements under the Securities Laws (including, without limitation, registration thereunder if requested by Agent) applicable to the sale of the Pledged Securities by Agent.

         11. Costs and Expenses. The Company agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required  hereunder,  including  without  limitation,  any financing  statements
pursuant  to  the  UCC,   continuation   statements,   partial  releases  and/or
termination statements related thereto or any expenses of any searches reasonably required by the Secured Parties. The Company shall also pay all other claims and charges which in the reasonable opinion of the Secured Parties might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Company will also, upon demand, pay to the Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Parties may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Debentures. Until so paid, any fees payable hereunder shall be added to the principal amount of the Debentures and shall bear interest at the Default Rate.

         12. Responsibility for Collateral. The Company assumes all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason. Without limiting the generality of the foregoing, (a) neither the Agent nor any Secured Party (i) has any duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral, or (ii) has any obligation to clean-up or otherwise prepare the Collateral for sale, and (b) the Company shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by the Company thereunder. Neither the Agent nor any Secured Party shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any Secured Party of any payment relating to any of the Collateral, nor shall the Agent or any Secured Party be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Secured Party may be entitled at any time or times.

         13. Security Interest Absolute. All rights of the Secured Parties and all obligations of the Company hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Debentures or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Debentures or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Company, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Company expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, the Company's obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Company waives all right to require the Secured Parties to proceed against any other person or entity or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. The Company waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

         14. Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which all payments under the Debentures have been indefeasibly paid in full and all other Obligations have been paid or discharged; provided, however, that all indemnities of the Company contained in this Agreement (including, without limitation, Annex A hereto) shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

         15. Power of Attorney; Further Assurances.

                  (a) The Company authorizes the Secured Parties, and does hereby make, constitute and appoint the Secured Parties and their respective officers, agents, successors or assigns with full power of substitution, as the Company's true and lawful attorney-in-fact, with power, in the name of the various Secured Parties or the Company, to, after the occurrence and during the continuance of an Event of Default,
         (i) endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Parties; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral;
         (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) to transfer any Intellectual Property or provide licenses respecting any Intellectual Property; and (vi) generally, at the option of the Secured Parties, and at the expense of the Company, at any time, or from time to time, to execute and deliver any and all documents and instruments and to do all acts and things which the Secured Parties deem necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement and the Debentures all as fully and effectually as the Company might or could do; and the Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the Organizational Documents or other documents or agreements to which the Company is subject or to which the Company is a party. Without limiting the generality of the foregoing, after the occurrence and during the continuance of an Event of Default, each Secured Party is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property with the United States Patent and Trademark Office and the United States Copyright Office.

                  (b) On a continuing basis, the Company will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule C attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Parties, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Parties the grant or perfection of a perfected security interest in all the Collateral under the UCC.

                  (c) The Company hereby irrevocably appoints the Secured Parties as the Company's attorney-in-fact, with full authority in the place and instead of the Company and in the name of the Company, from time to time in the Secured Parties' discretion, to take any action and to execute any instrument which the Secured Parties may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Company where permitted by law, which financing statements may (but need not) describe the Collateral as "all assets" or "all personal property" or words of like import, and ratifies all such actions taken by the Secured Parties. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

         16. Notices. All notices, requests, demands and other communications hereunder shall be subject to the notice provision of the Purchase Agreement (as such term is defined in the Debentures).

         17. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Parties shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties' rights and remedies hereunder.

         18. Appointment of Agent. The Secured Parties hereby appoint Lacuna Venture Fund LLLP ("Lacuna") to act as their agent ("Agent") for purposes of exercising any and all rights and remedies of the Secured Parties hereunder. Such appointment shall continue until revoked in writing by a Majority in Interest, at which time a Majority in Interest shall appoint a new Agent; provided, that Lacuna may not be removed as Agent unless Lacuna shall then hold less than $100,000 principal amount of Debentures; provided further that such removal may occur only if each of the other Secured Parties shall then hold not less than $100,000 principal amount of Debentures. The Agent shall have the rights, responsibilities and immunities set forth in Annex A hereto.

         19. Miscellaneous.

                  (a) No course of dealing between the Company and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under the Debentures shall operate as a waiver thereof;
         nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (b) All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby or by the Debentures or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

                  (c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the Company, the Agent and a Majority in Interest.

                  (d) In the event any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

                  (e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

                  (f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

                  (g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

                  (h) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. The Company agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Debentures (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the courts of the State of California located in Santa Clara County and the United States District Court for the Northern District of California. The Company hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of California located in Santa Clara County and the United States District Court for the Northern District of California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

                  (i) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (j) The Company shall indemnify, reimburse and hold harmless the Secured Parties and their respective partners, members, shareholders, officers, directors, employees and agents (collectively, "Indemnitees") from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Debentures, the Purchase Agreement or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.

                  (k) Notwithstanding anything to the contrary contained herein, if the Company shall issue additional Debentures pursuant to the Purchase Agreement, any purchaser of such Debentures may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed a "Secured Party" hereunder.


                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.


                                          INTRAOP MEDICAL CORPORATION


                                          By: /s/ Howard Solovei
                                              --------------------
                                              Name: Howard Solovei
                                              Title: Chief Financial Officer




                                          HOLDERS:

                                          E.U. Capital Venture, Inc.



                                          By: /s/ Yvonne Morkner
                                              ------------------
                                              Name: Yvonne Morkner
                                              Title: Secretary - Treasurer

                                          Encyclopedia Equipment LLC



                                          By: /s/ Oliver Janssen
                                              ------------------
                                              Name: Oliver Janssen
                                              Title: Member

                                          Lacuna Venture Fund LLLP



                                          By: /s/ Wink Jones
                                              --------------
                                              Name: Wink Jones
                                              Title: Partner